Significant Events in the Reporting Period	3 Months Ended
Mar. 31, 2025
Significant Events in the Reporting Period [Abstract]
Significant Events In the Reporting Period

Note 4—Significant Events in the Reporting Period

VISEN Pharmaceuticals Initial Public Offering

On March 20, 2025, VISEN Pharmaceuticals (“VISEN”) announced the pricing of its initial public offering (“IPO”) on the Hong Kong Stock Exchange. The IPO closed on March 21, 2025, and VISEN’s shares began trading under the stock code 2561.HK.

The Company’s investment in VISEN is accounted for using the equity method in the consolidated financial statements as the Company has determined that it has significant influence over the investment. Following the IPO, the Company owned 39.2% in VISEN. As a result, a non-cash gain of €33.6 million was recognized in the consolidated statement of profit or loss as part of share of profit/(loss) of associates. The IPO did not change the accounting treatment of VISEN. As of March 31, 2025, VISEN’s share price was HK$53.15, reflecting a total market value of the Company’s equity position of approximately €260 million. As of March 31, 2025, the carrying amount of VISEN using the equity method was €28.4 million.

The management and existing shareholders of VISEN, including Ascendis Pharma, have entered into customary lock-up agreements restricting the sale of VISEN shares for six months following the IPO; additionally, certain significant shareholders of VISEN, including the Company, are subject to an additional lock-up obligation during the period commencing on the date that is six months after the IPO and ending on the date that is 12 months after the IPO during which such shareholders may not sell shares of VISEN to an extent that would cause such shareholder to cease being a controlling shareholder of VISEN pursuant to applicable listing rules.

Share Repurchase Program

On February 12, 2025, the Company announced that the Board has authorized the Company to repurchase up to $18.25 million of the Company’s ADSs, each of which represents one ordinary share of Ascendis Pharma A/S (the “Share Repurchase Program”). On March 4, 2025, the Share Repurchase Program was fully executed in compliance with Rules 10b-18 and 10b5-1 of the Securities Exchange Act of 1934, as amended.

As of March 31, 2025, the Company was authorized to repurchase up to 1,726,015 of the Company's ADSs.

The holding of treasury shares is disclosed in Note 9, “Treasury Shares.”

Impairment on Property, Plant and Equipment

The three months ended March 31, 2025 includes an impairment charge of €7.5 million, related to change in activities at one of our sites in the U.S. and is included as part of research and development expenses, and selling general and administrative expenses.

Equity Development

As of March 31, 2025, the unaudited condensed consolidated interim statements of financial position presented a negative balance of equity of €189.8 million. Under Danish corporate law, as Ascendis Pharma A/S, the parent company of the Company, holds a positive balance of equity, the Company is currently not subject to legal or regulatory requirements to re-establish the balance of equity. There is no direct impact from the negative balance of equity to the liquidity and capital resources.

Based on its current operating plan, the Company believes that the existing capital resources as of March 31, 2025, will be sufficient to meet projected cash requirements for at least twelve months from the date of this report. However, the Company’s operating plan may change as a result of many factors that are currently unknown, and the Company may need to seek additional funds sooner than planned. Further details regarding borrowings including maturity analysis are provided in Note 10, “Financial Assets and Liabilities.”